UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2010

MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23016	13-3714405
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Ident. No.)

11445 Cronhill Drive, Owing Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Medifast, Inc. (NYSE: MED), announced on January 20, 2010 that The Direct Selling Association (DSA), a national trade association representing more than 200 direct selling companies doing business in the United States, recently reaffirmed Medifast as a member in good standing that continues to uphold the requirements of the Association’s Code of Ethics by employing sound business practices. The release is in response to allegations made against the Company on the Internet by an unrelated third party.

A copy of Medifast’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Exhibits

Exhibits pursuant to Item 7.01

99.1	Press release issued by Medifast, Inc. on January 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

Dated: January 22, 2010

/s/ Michael S. McDevitt
Michael S. McDevitt
Chief Executive Officer